SCHEDULE 14-C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X ]  Preliminary Information Statement

[  ] Definitive Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

PRECISION AEROSPACE COMPONENTS, INC.
(Name of Registrant as Specified In Its Charter)

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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   5) Total fee paid:

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    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was
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PRECISION AEROSPACE COMPONENTS, INC.

NOTICE OFMAJORITY SHAREHOLDERS CONSENT
IN LIEU OF 2011ANNUAL MEETING OF SHAREHOLDERS
May 10 Shareholders of Precision Aerospace Components, Inc., a Delaware corporation (the "Company").

The consent will be obtained as permitted pursuant to Pursuant to Section 228 of the Delaware General Corporation Law and Section 9 of the Company’s by-laws.

The following actions were approved as of this date by the holders of 67% of the shares outstanding:

1.	The election of the following as directors of the Corporation, to serve until their replacement is elected:

Robert Adler
Donald Barger
Alexander Kreger
Andrew S. Prince
David Walters

2.	Adoption of the Company’s 2011 Omnibus Incentive Plan and reservation of 550,000 common shares of the Company for issuance under the 2011 Omnibus Incentive Plan; and;

3.	The ratification of the selection of Friedman, LLC as the Company’s registered public accounting firm for the current fiscal year.

Since the proposals will each already be adopted by the action of the holders of 67% of the issued and outstanding shares of common stock entitled to vote thereon, your vote is not required and this information is being provided as a matter of record.  Nonetheless, all shareholders of record at the close of business on April 12, 2011 are entitled to notice of this consent.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors

Andrew S. Prince
President and Chief Executive Officer

Staten Island, New York
April 14, 2011

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PRECISION AEROSPACE COMPONENTS, INC.

INFORMATION STATEMENT

Table of Contents

PAGE

INTRODUCTION	3

PROPOSAL 1: Election of Directors	4

PROPOSAL 2: Adoption of the Company's 2011 Omnibus Incentive Plan and reservation of 550,000 common shares of the Company for issuance under the 2011 Omnibus Incentive Plan	8

PROPOSAL 3: Ratification of Accountants	13

ADDITIONAL INFORMATION	14

Annex A Precision Aerospace Components, Inc. 2011 Omnibus Incentive Plan

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INTRODUCTION

This Information Statement, dated April 14, 2011, is furnished in connection with the May 10, 2011 Majority Shareholders Consent in lieu of the Annual Meeting of Shareholders of Precision Aerospace Corporation, Inc. (the "Meeting"), for the purposes set forth in the notice of the consent.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTEDNOT TO SEND US A PROXY
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

This Information Statement was mailed to shareholders on or about May 2, 2011.

The complete mailing address of the Company's principal executive office is 2200 Arthur Kill Road, Staten Island, NY 10309.

At the date of the consent, at which date the annual meeting would have been held, the following voting shares of the Company will be outstanding:

CLASS	SHARES OUTSTANDING	VOTING

Common Shares	2,865,079	2,865,079

Each common share is entitled to one vote.  The common shares are the only shares of the Company entitled to a vote.

The 2 holders of 1,916,660 common shares (67% of the total outstanding shares) voted together to approve each of the proposals.

Appraisal rights are not available to shareholders with respect to any matter approved.

The annual report on Form 10-K of the Company for the year ended December 31, 2010 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2010 is being mailed to the Company’s shareholders with this Information Statement.  Shareholders are encouraged to read the Annual Report with special care since the information contained therein is integral to this Information Statement and is hereby incorporated by reference. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBEDIN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY'SSTOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATIONSTATEMENT.

More specifically, this Information Statement is being furnished to the holders of record on April 12, 2011, of the outstanding shares of common stock, $.001 par value, of the Company.

This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company’s stockholders.

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PROPOSAL 1
ELECTION OF DIRECTORS

The board will consist of five members, four of whom are independent by the NASDAQ definition of independent directors which is the definition utilized by the Company, as further discussed below. Our bylaws provide that the board of directors will be no less than five nor more than nine.  Each director holds office until the next annual meeting of stockholders and until the director’s successor has been elected and qualified or the director resigns, unless sooner removed.

The following table sets forth the name, age and position of each of the persons nominated for appointment to the Company’s Board of Directors, additional information follows the table:

Name	Age	Position	With Company Since
Alexander Kreger	67	Director and Chairman of the Board,	2006
Andrew Prince	67	President and CEO, Principal Financial Officer, and Director	2006, Officer since 2007
Robert Adler	76	Director	2006
Donald Barger	68	Director	2008
David Walters	48	Director	2006

Alexander Kreger

Mr. Kreger served as the President of Kreger Truck Renting Company, Inc. from 1999 through 2008.  Mr. Kreger has a BS in accounting and finance from the Wharton School, University of Pennsylvania.

Mr. Kreger is a member of the Company’s Audit and Compensation Committees.

Andrew S. Prince

Mr. Prince is presently President and Chief Executive Officer of the Company.  Previously Mr. Prince was, and for the last five years has been, a principal of Prince Strategic Group LC, a strategic advisory and merchant-banking group.  Prince Strategic Group’s focus is strategic planning, acquisition/disposition advice, financial restructuring and providing crisis and interim CEO, COO management.  Mr. Prince assists large and small organizations to develop and implement their business strategies and refine their operations.  He has extensive experience in corporate financing, strategic relationship and acquisition transactions, including their financial and strategic analysis, structuring and negotiations, strategic planning and management development activities as well as background in all facets of operations in both small and large organizations.  Mr. Prince is former Deputy Assistant Secretary of the Navy (1981-1986); Mr. Prince is a director of Gibbs and Cox, a naval architectural engineering firm.  From June 1, 2004-June 1, 2006, Mr. Prince was a director of CDKnet.com.  Mr. Prince is a graduate of the United States Naval Academy, Harvard Law School and Harvard Business School.

Mr. Prince is a member of the Company’s Compensation Committee.

Robert I. Adler

From 2002 to 2003, Mr. Adler served as an investment advisor for UBS Financial Services.  In 2002, Mr. Adler served as managing director for ING Furman Selz Asset Management (“ING”).  From 1991 to 2000, Mr. Adler served as the vice president and senior investment officer of BHF Securities Corp.  Since October, 2010, Mr. Adler has served as a Director and Chairman of the Audit Committee of Dongsheng Pharmaceutical International Co., a distributor of pharmaceutical products based in Beijing, China. From April 2006 to September 2010, Mr. Adler served as a director and chairman of the audit committee of Sinoenergy Corporation, a developer and operator of retail compressed natural gas (CNG) stations as well as a manufacturer of CNG transport vehicles, natural gas conversion kits for automobiles, and gas station equipment in China. From April 2006 until May 2010, Mr. Adler served as a director and chairman of the audit committee of China Medicine Corp., a comprehensive enterprise engaging in the production and distribution of prescription and over the counter drugs, traditional Chinese medicine products, herbs and dietary-supplements, medical devices, and medical formulations in China. Mr. Adler obtained a B.A. degree from Swarthmore College and is a member of the Institute of Chartered Financial Analysts and the New York Society of Security Analysts.

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 Mr. Adler is Chairman of the Company’s Audit Committee.

Donald G. Barger Jr.

From September 2007 until his retirement in February 2008, Mr. Barger served as advisor to the CEO of YRC Worldwide Inc. (“YRCW”), a publicly held company specializing in the transportation of goods and materials; until September 2007, he was Executive Vice President and Chief Financial Officer of YRCW. He joined YRCW’s predecessor company, Yellow Corporation (“Yellow”), in December 2000 as Senior Vice President and Chief Financial Officer. Prior to joining Yellow, he served as Vice President and Chief Financial Officer of Hillenbrand Industries Inc. (“Hillenbrand”), a publicly held company serving the healthcare and funeral services industries, from March 1998 until December 2000. Mr. Barger was also Vice President, Chief Financial Officer of Worthington Industries, Inc., a publicly held manufacturer of metal and plastic products and processed steel products, from September 1993 until joining Hillenbrand. Mr. Barger is a director of Quanex Building Products Corporation, a publicly held manufacturer of engineered materials and components for the U.S. building products markets; Globe Specialty Metals, Inc., a publicly held producer of silicon metal and silicon-based specialty alloys; and Gardner Denver a designer, manufacturer, and marketer of compressor and vacuum products, and fluid transfer products.  Mr. Barger has a B.S. degree from the United States Naval Academy and an M.B.A. from the University of Pennsylvania, Wharton School of Business.

Mr. Barger is the Company’s non-executive secretary and a member of the Company’s Compensation Committee

David Walters

Mr. Walters co-founded Monarch Bay Associates, LLC, a FINRA registered broker dealer, in 2006. Prior to Monarch Bay Associates, Mr. Walters was a principal with Monarch Bay Capital Group, LLC, a firm that provided advisory services and capital for emerging growth companies.  From 1992 through 2000, he was Executive Vice President and Managing Director in charge of capital markets for Roth Capital (formerly Cruttenden Roth), where he managed the Capital Markets group and led over 100 financings (public and private), raising over $2 billion in growth capital.  Additionally, Mr. Walters oversaw a research department that covered over 100 public companies and was responsible for the syndication, distribution and after-market trading of the public offerings.  He managed the public offerings for Cruttenden Roth, which was the most prolific public underwriter in the U.S. for deals whose post-offering market cap was less than $100 million.  Mr. Walters sat on Roth's Board of Directors from 1994 through 2000. Previously, he was a Vice President for both Drexel Burnham Lambert and Donaldson Lufkin and Jenrette in Los Angeles, and he ran a private equity investment fund.  Mr. Walters also serves as Chairman of the Board of Directors and Chief Executive of., Monarch Staffing, Inc.  Mr. Walters earned a Bachelor of Science in Bioengineering from the University of California, San Diego.

Mr. Walters is Chairman of the Company’s Compensation Committee and a member of the Company’s Audit Committee.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

Certain Relationships and Related Transactions

None

Independence of Directors

The Board consists of 5 members of whom4 are non-management directors.  Determination as to the qualifications of an independent director is made pursuant the definition of Independent director as set forth in the NASDAQ Manual. The independence guidelines and the Company’s categorical standards include a series of objective tests, such as the director is not an employee of the Company and has not engaged in various types of business dealings involving the Company, which would prevent a director from being independent.

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Only Mr. Prince, the Company’s President and CEO, is a management director and non-independent.

Board Meetings

For the fiscal year ended December 31, 2010 (“Fiscal 2010”), the Board of Directors held four meetings. All Board members attended at least 75% of the aggregate number of Board meetings and applicable committee meetings held while such individuals were serving on the Board of Directors, or such committees. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the shareholders of the Company, the Board of Directors and committees of which he or she is a member.

Code of Ethics and Committee Charters

The Company’s Code of Ethics has been approved by the Company’s Board of Directors and appears on the Company’s web site. Drafts of committee charters for the Audit and Compensation committees have been prepared and are under review by the Board of Directors but have not been formally adopted.

Audit Committee

The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the external audits of the Company, to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived there from, to outline to the Board improvements made, or to be made, in internal control, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

Compensation Committee

The compensation committee is authorized to review and make recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation, and bonus compensation to all employees.  Officers of the Company serving on the Compensation committee do not participate in discussions regarding their compensation.

Nominating Committee

The Company does not have a Nominating Committee and the full Board acts in such capacity.

Code of Ethics

The Code of Ethics applies to the Company’s directors, officers and employees.  It is available on the Company’s website.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, for transactions during 2010, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were in the process of being met by the date of filing of this report.

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Compensation of Directors

The following table sets forth information with respect to director’s compensation for the fiscal year ended December 31, 2010:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robert Adler	$10,000	$1,157		$-	$-	$-	$11,157
Alex Kreger	$10,000	$1,157		$-	$-	$-	$11,157
Chris Phillips (1)	$1,500	$287		$-	$-	$-	$1,787
Donald Barger	$10,000	$1,053		$-	$-	$-	$11,053
David Walters	$9,000	$1,157		$-	$-	$-	$10,157

(1)	Mr. Phillips resigned as a Director on April 14, 2010 and is not standing for re-election.
Non-employee Directors of the Company were paid $2,500 per meeting for board meeting attendance in person and $1,500 per meeting for board meeting attendance by phone and $1,500 per meeting for each committee meeting.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THE ELECTION OF THESE
 DIRECTORS.  NO PROXY IS REQUIRED OR REQUESTED.  VERY SPECIFICALLY, YOU ARE REQUESTED
 NOT TO SEND US YOUR PROXY.
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

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PROPOSAL 2
ADOPTION OF THE COMPANY’S 2011 OMNIBUS INCENTIVE PLAN

The material terms and provisions of the Company’s 2011 Omnibus Incentive Plan are summarized below. The complete text of the 2011 Omnibus Incentive Plan is attached as Annex A. This summary is not intended to be a complete description of the 2011 Omnibus Incentive Plan and is qualified in its entirety by the actual text of the 2011 Omnibus Incentive Plan.

The Company has adopted the Precision Aerospace Components, Inc. 2011 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan will have  the greater of 550,000 shares or twenty percent of the highest total number of the Company’s common shares at any time outstanding  available for awards. A copy of the text of the Omnibus Plan is attached as Annex A to this proxy statement.

The purpose of the shares available for awards under the Omnibus Plan is to secure adequate shares to fund expected awards under the Omnibus Plan through the 2013 fiscal year. We believe that the shares represent a reasonable amount of potential equity dilution and will allow the Company to recruit, motivate and retain talented employees and directors who will help us achieve our business goals, including creating long-term value for our stockholders.

Stockholder approval of the Omnibus Plan permits options granted under the Omnibus Plan that are intended to be incentive stock options to qualify as such.

Summary of the Omnibus Plan

The principal provisions of the Omnibus Plan are summarized below. This summary is not a complete description of the Omnibus Plan. You are urged to read the full text of the Omnibus Plan, as amended, attached as Annex A to this proxy statement, for additional information not contained in this summary.

Purpose. The Omnibus Plan was established to provide those persons who have substantial responsibility for the management and growth of the Company and its affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with us and our affiliates.

Duration. The Omnibus Plan will remain in effect, subject to the right of the Board of Directors to amend or terminate the Omnibus Plan, until all shares subject to the Omnibus Plan shall have been awarded; provided, that the applicable provisions of the Omnibus Plan will continue in effect with respect to an award granted under the Omnibus Plan for so long as such award remains outstanding.

Types of Awards. The Omnibus Plan provides for the granting of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance stock awards, performance unit awards, annual incentive awards, other stock-based awards and cash-based awards. Certain awards under the Omnibus Plan may be paid in cash or in common stock, as determined by the Compensation Committee.

Administration. The Omnibus Plan is administered by the Compensation Committee. The Compensation Committee will make all determinations that it decides are necessary or desirable in the interpretation and administration of the Omnibus Plan.

Shares Subject to the Omnibus Plan. A total of the greater of 550,000 shares or twenty percent of the highest total number of the Company’s common shares at any time outstanding will be reserved for awards under the Omnibus Plan.  With respect to each type of award based in common stock, the maximum number of shares that may be granted to a participant in the Omnibus Plan during any fiscal year under the Omnibus Plan is set out in the chart below:

Maximum Number of Shares of
Common Stock That May be Granted to
Type of Award	a Participant During a Fiscal Year
Option	258,000
SAR	258,000
Performance/Restricted Stock	258,000
Performance Unit Payable in Stock	258,000

For performance unit awards payable in cash, a maximum cash value of $500,000 may be paid to a participant during a fiscal year, regardless of whether any previously deferred payments are being paid to that participant during such fiscal year. For annual incentive awards, a maximum cash value of $500,000 may be paid to a participant during a fiscal year, regardless of whether any previously deferred payments are being paid to that participant during such fiscal year.

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Generally, if an award granted under the Omnibus Plan is forfeited or cancelled for any reason or is settled in cash in lieu of common stock, the common stock allocable to the forfeited or cancelled portion of the award may again be subject to an award granted under the Omnibus Plan. If shares of common stock are delivered to satisfy the exercise price of any option award, those shares will not be added to the aggregate number of shares available under the Omnibus Plan. If any shares are withheld to satisfy tax obligations associated with any award, those shares will count against the aggregate number of shares available under the Omnibus Plan. If any outstanding award is forfeited or cancelled for any reason, or is settled for cash in lieu of shares, the shares allocable to such award will again be subject to an award granted under the Omnibus Plan.

Transferability of Awards. Awards granted under the Omnibus Plan generally will be non-transferable by the holder other than (i) by will, (ii) under the laws of descent and distribution or (iii) to certain types of trusts or family limited partnerships. Generally, the awards will be exercisable during the holder’s lifetime only by the holder or certain types of trusts or family limited partnerships.  Options may contain provisions allowing them to be transferred for estate planning purposes.

Eligibility. Employees and directors of the Company are eligible to receive awards under the Plan other than annual incentive awards.  Executive employees of the Company who, by the nature and scope of their positions, regularly and directly make or influence policy decisions which significantly impact the overall results or success of the Company, are eligible to receive annual incentive awards under the Plan. Eligibility will be determined by the Compensation Committee, which has exclusive authority to select the participants to whom awards may be granted, and may determine the type, size and terms of each award.

In case of certain corporate acquisitions by us, awards may be granted under the Omnibus Plan in substitution for stock options or other awards held by employees of other entities who are about to become employees of us or our affiliates. The terms and conditions of such substitute awards may vary from the terms and conditions set forth in the Omnibus Plan to such extent as the Board of Directors may deem appropriate to conform to the provisions of the award for which the substitution is being granted.

The Board of Directors or Compensation Committee may establish certain performance goals applicable to performance stock awards, performance unit awards and annual incentive awards granted under the Omnibus Plan.

The Compensation Committee will determine the material terms of awards.

Stock Options. For options granted under the Omnibus Plan, the Compensation Committee will specify the option price, size and term, and will further determine the option’s vesting schedule and any exercise restrictions. Other terms and conditions applicable to options may be determined by the Compensation Committee at the time of grant.

The exercise price for options may be paid (i) by cash, certified check, bank draft or money order, (ii) by means of a cashless exercise or (iii) in any other form of payment which is acceptable to the Compensation Committee. The Compensation Committee may also permit a holder to pay the option price and any applicable tax withholding by authorizing the sale or other disposition of all or a portion of the shares of common stock acquired upon exercise of the option and remit to us a sufficient portion of the sale proceeds to pay the option price and applicable tax withholding.

All options granted under the Omnibus Plan will be granted with an exercise price equal to or greater than the fair market value of the common stock at the time the option is granted. No option granted under the Omnibus Plan will have a term longer than ten years from the date of grant.

The Omnibus Plan prohibits any re-pricing of options after their grant, other than in connection with a stock split or the payment of a stock dividend.

SARs.Subject to the terms and conditions of the Omnibus Plan, a SAR entitles its holder a right to receive a cash amount equal to the excess of (i) the fair market value of one share of our common stock on the date of exercise of the SAR over (ii) the grant price of the SAR. All SARs to be granted under the Omnibus Plan will have a grant price equal to or greater than the fair market value of our common stock at the time the SAR is granted.

The Compensation Committee may determine the term of any SAR, so long as that term does not exceed ten years. With respect to exercise of a SAR, the Compensation Committee, in its sole discretion, may also impose whatever terms and conditions it deems advisable. The Compensation Committee will also determine the extent to which any holder of a SAR will have the right to exercise the SAR following such holder’s termination of employment or other severance from service with us.

Upon the exercise of a SAR, a holder will be entitled to receive payment in an amount determined by multiplying (i) the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. At the discretion of the Compensation Committee, this payment may be in cash, in common stock of equivalent value, in some combination thereof, or in any other manner that may be approved by the Compensation Committee.

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Restricted Stock Awards. The Compensation Committee may grant restricted stock to any eligible persons selected by it. The amount of an award of restricted stock, and any vesting or transferability provisions relating to such an award, will be determined by the Compensation Committee in its sole discretion.

Subject to the terms and conditions of the Omnibus Plan, each recipient of a restricted stock award will have the rights of a stockholder of the Company with respect to the shares of restricted stock included in the restricted stock award during any period of restriction established for the restricted stock award. Dividends to be paid with respect to restricted stock (other than dividends paid by means of shares of common stock or rights to acquire shares of common stock) will be paid to the holder of restricted stock currently. Dividends paid in shares of common stock or rights to acquire shares of common stock will be added to and become a part of the holder’s restricted stock.

Restricted Stock Unit Awards. A restricted stock unit award is similar in nature to a restricted stock award except that in the case of a restricted stock unit, no shares of common stock are actually transferred to a holder until a later date as specified in the applicable award agreement. Each restricted stock unit will have a value equal to the fair market value of a share of common stock.

Payment under a restricted stock unit award will be made in either cash or shares of common stock, as specified in the applicable award agreement. Any payment under a restricted stock unit award will be made either (i) by a date that is no later than two and one-half months after the end of the fiscal year in which the restricted stock unit is no longer subject to a “substantial risk of forfeiture” (as that term is defined in the Omnibus Plan) or (ii) at a time that is permissible under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

In its discretion, the Compensation Committee may specify that the holder of a restricted stock unit award is entitled to the payment of dividend equivalents under the award. Other terms and conditions applicable to restricted stock units may be determined by the Compensation Committee at the time of grant.

Performance Stock Awards and Performance Unit Awards. Performance unit awards will be payable in cash or shares of common stock, or a combination of cash and shares of common stock, and may be paid in a lump sum, in installments, or on a deferred basis in accordance with procedures established by the Compensation Committee. Any payment under a performance unit award will be made either (i) by a date that is no later than two and one-half months after the end of the fiscal year in which the performance unit payment is no longer subject to a “substantial risk of forfeiture” (as that term is defined in the Omnibus Plan) or (ii) at a time that is permissible under Section 409A of the Code.

Subject to the terms and conditions of the Omnibus Plan, each holder of a performance stock award will have all the rights of a stockholder with respect to the shares of common stock issued to the holder pursuant to a performance stock award during any period in which such issued shares are subject to forfeiture and restrictions on transfer. These rights will include the right to vote such shares. The forfeiture restrictions and restrictions on transfer of the shares of common stock issued to the holder pursuant to a performance stock award will lapse upon the achievement of the established performance goals and in accordance with any other vesting or other restrictions originally established by the Compensation Committee.

Any performance goal for a particular performance stock award or performance unit award will be established by the Compensation Committee prior to the earlier of (i) 90 days after the commencement of the period of service to which such performance goal relates or (ii) the lapse of 25% of the period of service. In any event, the performance goal must be established while the outcome is substantially uncertain.

Other terms and conditions applicable to performance awards may be determined by the Compensation Committee at the time of grant.

Annual Incentive Awards. The Compensation Committee may grant annual incentive awards to executives who, by the nature and scope of their positions, regularly and directly make or influence policy decisions that significantly impact our overall results or success.

Annual incentive awards will be payable in cash. Subject to the terms and provisions of the Omnibus Plan, the Compensation Committee will determine the material terms of annual incentive awards, including the amount of the award, any vesting or transferability restrictions, and the performance period over which the performance goal of such award shall be measured.

Other Stock-Based Awards. The Compensation Committee may also grant other types of equity-based or equity-related awards not otherwise described by the terms and provisions of the Omnibus Plan in such amounts, and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may involve the transfer of shares of common stock to holders, or payment in cash or otherwise of amounts based on the value of shares of common stock, and may include awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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Each other stock-based award will be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee. The Compensation Committee also may establish performance goals relating to other stock-based awards. If the Compensation Committee decides to establish performance goals, the number and/or value of other stock-based awards that will be paid out to the holder will depend on the extent to which the performance goals are met.

Any payment with respect to another stock-based award will be made in cash or shares of common stock, as determined by the Compensation Committee.

The Compensation Committee will determine the extent to which a holder’s rights under another stock-based award will be affected by the holder’s termination of employment or other severance from service with us. Other terms and conditions applicable to other stock unit awards may be determined by the Compensation Committee at the time of grant.

Cash-Based Awards. The Compensation Committee may grant cash-based awards in such amounts and upon such terms as the Compensation Committee may determine. If the Compensation Committee exercises its discretion to establish performance goals, the number and/or value of cash based awards that will be paid out to the holder will depend on the extent to which such performance goals are met.
Any payment with respect to a cash-based award will be made in cash.

The Compensation Committee will determine the extent to which a holder’s rights under a cash-based award will be affected by the holder’s termination of employment or other severance from service with us. Other terms and conditions applicable to cash-based awards may be determined by the Compensation Committee at the time of grant.

Deferrals. The Compensation Committee will be allowed to permit a participant to defer the receipt of cash or shares pursuant to any awards under the Omnibus Plan. Any deferral permitted under the Omnibus Plan will be administered in a manner that is intended to comply with Section 409A of the Code.

Effect of Certain Transactions and Change of Control. The Omnibus Plan provides that appropriate adjustments may be made to any outstanding award in case of any change in the Company’s outstanding common stock by reason of recapitalization, reorganization, subdivision, merger, consolidation, combination, exchange, stock dividend, or other relevant changes to the Company’s capital structure. For any award granted under the Omnibus Plan, the Compensation Committee may specify the effect of a change in control of the Company with respect to that award.

Plan Benefits. It is not possible at this time to determine the benefits or amounts that will be received by executive officers or other employees of the Company under the Omnibus Plan. Such benefits will depend on future actions of the Compensation Committee and on the fair market value of the Company Common Shares at various future dates and the extent to which performance goals set by the Compensation Committee are met.

Tax Aspects of the Omnibus Plan

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options and awards pursuant to the Omnibus Plan under the law as in effect on the date of this proxy statement. The rules governing the tax treatment of such options and awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not purport to cover all federal employment tax or other federal tax consequences associated with the Omnibus Plan, nor does it address state, local, or non-U.S. taxes.

Options, SARs, Performance Stock Awards, Performance Unit Awards and Other Stock-Based Awards. A participant generally is not required to recognize income on the grant of an option, a SAR, a performance stock award, a performance unit award or another stock-based award. Instead, ordinary income generally is required to be recognized on the date the option or SAR is exercised, or in the case of performance stock awards, performance unit awards or other stock-based awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is: (a) in the case of an option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a SAR, the fair market value of any shares or cash received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of performance stock awards, performance unit awards or other stock-based awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Annual Incentive Awards and Cash-Based Awards. Upon payment of an annual incentive award or cash-based award, a participant is required to recognize ordinary income in the amount of the award paid.

11

Restricted Common Stock. Unless a participant who receives an award of restricted common stock makes an election under section 83(b) of the Code as described below, the participant generally is not required to recognize ordinary income on the award of restricted common stock. Instead, on the date the shares vest (i.e., become transferable and no longer subject to forfeiture), the participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on such date over the amount, if any, paid for such shares. If a section 83(b) election has not been made, any dividends received with respect to restricted common stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient. If a participant makes a section 83(b) election within 30 days of the date of transfer of the restricted common stock, the participant will recognize ordinary income on the date the shares are awarded. The amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the participant will not be required to recognize additional ordinary income when the shares vest. However, if the shares are later forfeited, a loss can only be recognized up to the amount the participant paid, if any, for the shares.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted or awarded under the Omnibus Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Deductibility by the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under section 162(m) of the Code (see “Performance Based Compensation” and “Parachute Payments” below).

Performance-Based Compensation. In general, under section 162(m) of the Code, remuneration paid by a public corporation to its Chief Executive Officer and its other three highest compensated officers (excluding the chief financial officer), ranked by pay, is not deductible to the extent it exceeds $1 million for any year. Taxable payments or benefits under the Omnibus Plan may be subject to this deduction limit. However, under section 162(m), qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. The Omnibus Plan has been designed so that the Compensation Committee in its discretion may grant qualifying exempt performance-based awards under the Omnibus Plan.

Parachute Payments. Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of options and benefits paid under other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Withholding. Awards under the Omnibus Plan may be subject to tax withholding. Where an award results in income subject to withholding, the Company may require the participant to remit the withholding amount to the Company or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Section 409A.Awards under the Omnibus Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of section 409A of the Code. Generally, to the extent that the grant, deferral, vesting or payment of these awards fails to meet certain requirements under section 409A of the Code, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of section 409A of the Code are satisfied. It is the intent of the Company that awards under the Omnibus Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of section 409A of the Code.

The above description of tax consequences is general in nature and does not purport to be complete. Moreover, statutory provisions and the rules and regulations promulgated thereunder are subject to change, as are their interpretations, and their application may vary in individual circumstances. Additionally, the consequences under applicable state and local income tax laws, rules and regulations may not be the same as under federal income tax laws, rules and regulations.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THE ADOPTION OF THE
COMPANY’S 2011 OMNIBUS INCENTIVE PLAN.  NO PROXY IS REQUIRED OR REQUESTED.  VERY
SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

12

PROPOSAL 3:
THE RATIFICATION OF THE SELECTION OF FRIEDMAN, LLC AS THE COMPANY’S
 REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

The Board of Directors intends to appoint Friedman, LLC as the Company’s independent registered public accounting firm to act in such capacity for the fiscal year ending December 31, 2011.  Although the submission of this matter is not legally required, the Board believes that such submission is consistent with the best practices and is an opportunity for shareholders to provide direct feedback to the Board on an important issue of corporate governance.

Audit Fees

The aggregate fees billed or to be billed for professional services rendered by our independent registered public accounting firms for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accounting firms in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2010 and 2009were$99,100 for 2010 and$91,694 for 2009.

Audit Related Fees

The aggregate fees billed or to be billed for audit related services by the Company’s independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements, other than those previously reported in this Item 14, for the fiscal years ended December 31, 2010 and 2009 were $-0- in 2010 and $-0-in 2009.

Tax Fees

The aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firms for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2010 and 2009 were $3,200 in 2010 and $15,000-in 2009.

All Other Fees

The aggregate fees billed for products and services provided the Company’s independent registered public accounting firms for the fiscal years ended December 31, 2010 and 2009 were $ 0- in 2010 and $-0--in 2009.

Audit Committee

Our Audit Committee implemented pre-approval policies and procedures for our engagement of the independent auditors for both audit and permissible non-audit services.  Under these policies and procedures, all services provided by the independent auditors must be approved by the Audit Committee  or Board of Directors prior to the commencement of the services, subject to certain de-minimus non-audit service (as described in Rule 2-01(c)(7)(C) of Regulation S-X) that do not have to be pre-approved as long as management promptly notifies the Audit Committee of such service and the Audit Committee or Board of Directors approves it prior to the service being completed.  All of the services provided by our independent auditors have been approved in accordance with our pre-approval policies and procedures.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THIS PROPOSAL.
NO PROXY IS REQUIRED OR REQUESTED.
VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

13

ADDITIONAL INFORMATION

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of voting equity securities that is currently outstanding and entitled to vote at a meeting of the Company’s stockholders.  Each share of common stock entitles the holder thereof to one (1) vote. As of April 12, 2011, 2,865,079 shares of the Company's common stock were outstanding.

The Company also has Series A convertible preferred shares outstanding.  These shares are non-voting (until converted into common shares).

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of April 12, 2011, for: (i) each person who is known by the Company to beneficially own more than 5 percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers as a group. As of April 12, 2011, the Company had 2,865,079shares of Common Stock outstanding.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Percentage of Total Voting Power	Position

Andrew S. Prince	969,571	33.8%	33.8%	President and Chief Executive Officer& Director

Alex Kreger	947,089	33.1%	33.1%	Executive Chairman & Director

BGRS 2005 LLC 12333 Fairy Hill Road, Rydal, PA 19046	241,290	8.4	8.4%

Richard Kreger 134 Lords Highway Weston, CT 06883	166,128	5.8%	5.8%

Robert Adler	13,300	0.5%	0.5%	Director

David Walters	13,300	0.5%	0.5%	Director

Donald Barger	12,100	0.4%	0.4%	Director

Directors and Executive Officers as a Group (5 persons)	1,955,360	68.2%	68.2%

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.

14

Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company’s principal executive officer and all of the other executive officers with annual compensation exceeding $100,000, who served during the fiscal year ended December 31, 2010, for services in all capacities to the Company:

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)

Andrew Prince President, CEO and Director(1)	2010	222,069	$0	84,353	$0	-	-	-

(1)     Mr. Prince serves as a director of the Company, but without compensation for his director services.

Other Compensation Information

The Company, as reported in its 8-K filed on April13, 2010, reported that it had approved an employment and compensation agreement with Andrew S. Prince, its President and CEO, which ran through September 30, 2010, the contract automatically renewed by its terms through September 30, 2011.

Other than the foregoing, the Company does not presently have any Stock Option Plan, long term compensation agreement, other option or SAR agreements or grants or pension or profit sharing arrangements.

Annual Report, Financial and Additional Information.

The Annual Financial Statements and Review of Operations of the Company for fiscal year 2010 can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

The Company’s filings with the SEC are all accessible by following the links to “Investor Info” on the Company’s website at precaeroinc.com. The Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules thereto, to any person requesting in writing and stating that he or she is the beneficial owner of Common Shares of the Company.

Requests and inquiries should be addressed to:

Investor Relations
Precision Aerospace Components, Inc.
2200 Arthur Kill Road
Staten Island, NY10309

By Order of the Board of Directors

Andrew S. Prince
President and Chief Executive Officer

Dated: April 14, 2011

15

Annex A

PRECISION AEROSPACE COMPONENTS, INC.
2011 OMNIBUS INCENTIVE PLAN

APRIL 10, 2011

-i-

ARTICLE I	ESTABLISHMENT, PURPOSE AND DURATION	1
1.1	Establishment	1
1.2	Purpose of the Plan	1
1.3	Duration of Plan	1

ARTICLE II	DEFINITIONS	2
2.1	Affiliate	2
2.2	Annual Incentive Award	2
2.3	Award	2
2.4	Award Agreement	2
2.5	Board	2
2.6	Cash-Based Award	2
2.7	Change in Control of the Company	2
2.8	Code	3
2.9	Committee	3
2.10	Company	3
2.11	Corporate Change	3
2.12	Covered Employee	3
2.13	Director	3
2.14	Disability	3
2.15	Dividend Equivalent	4
2.16	Effective Date	4
2.17	Employee	4
2.18	Fair Market Value	4
2.19	Fiscal Year	4
2.20	Full Value Award	4
2.21	Holder	4
2.22	Minimum Statutory Tax Withholding Obligation	4
2.23	Option	4
2.24	Option Price	4
2.25	Other Stock-Based Award	4
2.26	Performance-Based Compensation	4
2.27	Performance Goals	4
2.28	Performance Stock Award	4
2.29	Performance Unit Award	5
2.30	Period of Restriction	5
2.31	Permissible under Section 409A	5
2.32	Plan	5
2.33	Restricted Stock	5
2.34	Restricted Stock Award	5
2.35	RSU	5
2.36	RSU Award	5
2.37	SAR	5
2.38	Section 409A	5
2.39	Stock	5
2.40	Substantial Risk of Forfeiture	5
2.41	Termination of Employment	5

ARTICLE III	ELIGIBILITY AND PARTICIPATION	6
3.1	Eligibility	6
3.2	Participation	6

-ii-

ARTICLE IV	GENERAL PROVISIONS RELATING TO AWARDS	7
4.1	Authority to Grant Awards	7
4.2	Dedicated Shares; Maximum Awards	7
4.3	Assignment and Transfer	8
4.4	Requirements of Law	8
4.5	Changes in the Company’s Capital Structure	8
4.6	Election Under Section 83(b) of the Code	11
4.7	Forfeiture for Cause	11
4.8	Forfeiture Events	11
4.9	Award Agreements	11
4.10	Amendments of Award Agreements	12
4.11	Rights as Stockholder	12
4.12	Issuance of Shares of Stock	12
4.13	Restrictions on Stock Received	12
4.14	Compliance With Section 409A	12

ARTICLE V	OPTIONS	13
5.1	Authority to Grant Options	13
5.2	Option Agreement	13
5.3	Option Price	13
5.4	Duration of Option	13
5.5	Amount Exercisable	13
5.6	Exercise of Option	13

ARTICLE VI	STOCK APPRECIATION RIGHTS	13
6.1	Authority to Grant SAR Awards	13
6.2	General Terms	14
6.3	SAR Agreement	14
6.4	Term of SAR	14
6.5	Exercise of SAR	14
6.6	Payment of SAR Amount	14
6.7	Termination of Employment	14

ARTICLE VII	RESTRICTED STOCK AWARDS	15
7.1	Restricted Stock Awards	15
7.2	Restricted Stock Award Agreement	15
7.3	Holder’s Rights as Stockholder	15

ARTICLE VIII	RESTRICTED STOCK UNIT AWARDS	16
8.1	Authority to Grant RSU Awards	16
8.2	RSU Award	16
8.3	RSU Award Agreement	16
8.4	Dividend Equivalents	16
8.5	Form of Payment Under RSU Award	16
8.6	Time of Payment Under RSU Award	16

ARTICLE IX	PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS	17
9.1	Authority to Grant Performance Stock Awards and Performance Unit Awards	17
9.2	Performance Goals	17
9.3	Time of Establishment of Performance Goals	17

-iii-

9.4	Written Agreement	17
9.5	Form of Payment Under Performance Unit Award	18
9.6	Time of Payment Under Performance Unit Award	18
9.7	Holder’s Rights as Stockholder With Respect to a Performance Stock Award	18
9.8	Increases Prohibited	18

ARTICLE X	ANNUAL INCENTIVE AWARDS	19
10.1	Authority to Grant Annual Incentive Awards	19
10.2	Covered Employees	19
10.3	Written Agreement	19
10.4	Form of Payment Under Annual Incentive Award	19
10.5	Time of Payment Under Annual Incentive Award	19
10.6	Increases Prohibited	19

ARTICLE XI	OTHER STOCK-BASED AWARDS	20
11.1	Authority to Grant Other Stock-Based Awards	20
11.2	Value of Other Stock-Based Award	20
11.3	Payment of Other Stock-Based Award	20
11.4	Termination of Employment	20

ARTICLE XII	CASH-BASED AWARDS	21
12.1	Authority to Grant Cash-Based Awards	21
12.2	Value of Cash-Based Award	21
12.3	Payment of Cash-Based Award	21
12.4	Termination of Employment	21

ARTICLE XIII	SUBSTITUTION AWARDS	22

ARTICLE XIV	ADMINISTRATION	23

14.1	Awards	23
14.2	Authority of the Committee	23
14.3	Decisions Binding	23
14.4	No Liability	23

ARTICLE XV	AMENDMENT OR TERMINATION OF PLAN	25
15.1	Amendment, Modification, Suspension, and Termination	25
15.2	Awards Previously Granted	25

ARTICLE XVI	MISCELLANEOUS	26
16.1	Unfunded Plan/No Establishment of a Trust Fund	26
16.2	No Employment Obligation	26
16.3	Tax Withholding	26
16.4	Gender and Number	27
16.5	Severability	27
16.6	Headings	27
16.7	Other Compensation Plans	27
16.8	Retirement and Welfare Plans	27
16.9	Other Awards	27
16.10	Successors	27
16.11	Law Limitations/Governmental Approvals	27

-iv-

16.12	Delivery of Title	27
16.13	Inability to Obtain Authority	27
16.14	Investment Representations	28
16.15	Persons Residing Outside of the United States	28
16.16	Arbitration of Disputes	28
16.17	Governing Law	28

-v-

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1           Establishment.  The Company hereby establishes an incentive compensation plan, to be known as the “2011 Precision Aerospace Components Inc. Incentive Plan,” as set forth in this document.  The Plan permits the grant of Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Cash-Based Awards and Other Stock-Based Awards.  The Plan shall become effective as of the Effective Date.

1.2           Purpose of the Plan.  The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its Affiliates.

1.3           Duration of Plan.  The Plan shall continue indefinitely until it is terminated pursuant to Section 15.1.  The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1           “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2           “Annual Incentive Award” means an Award granted to a Holder pursuant to Article X.

2.3           “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, RSUs, Performance Stock Awards, Performance Unit Awards, Annual Incentive Awards, Other Stock-Based Awards and Cash-Based Awards, in each case subject to the terms and provisions of the Plan.

2.4           “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.5           “Board” means the board of directors of the Company.

2.6           “Cash-Based Award” means an Award granted pursuant to Article XII.

2.7           “Change in Control of the Company” means the occurrence of any of the following after the Effective Date:

(a)           the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “ Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 2.7, the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.7; or

(b)           individuals who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c)           the consummation of (xx) a reorganization, merger or consolidation or sale of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of the Company  or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent  or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination, were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(d)           the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.8           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9           “Committee” means the Compensation Committee of the Board.

2.10           “Company” means Precision Aerospace Components, Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.11           “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.12           “Covered Employee” means an Employee who is a “covered employee,” as defined in section 162(m) of the Code and the regulations or other guidance promulgated by the Internal Revenue Service under section 162(m) of the Code, or any successor statute.

2.13           “Director” means a director of the Company who is not an Employee.

2.14           “Disability” means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for Employees as then in effect; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for Employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code.  A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.15           “Dividend Equivalent”  means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.16           “Effective Date” means the later of (a) the date the Plan is approved by the Board, (b) the date the Plan is approved by the stockholder(s) of the Company and (c) the effective date of the Company’s first effective registration statement filed under the Securities Act of 1933, as amended.

2.17           “Employee” means a person employed by the Company or any Affiliate as a common law employee.

2.18           “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.19           “Fiscal Year” means the Company’s fiscal year.

2.20           “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of shares of stock.

2.21           “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock or cash under an Award.

2.22           “Minimum Statutory Tax Withholding Obligation”  means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.23           “Option” means a “nonqualified stock option” to purchase Stock granted pursuant to Article V that does not satisfy the requirements of section 422 of the Code.

2.24           “Option Price” shall have the meaning ascribed to that term in Section 5.3.

2.25           “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article XI.

    2.26           “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.27           “Performance Goals” means one or more of the criteria described in Section 9.2 on which the performance goals applicable to an Award are based.

2.28           “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.29           “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.30           “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

2.31           “Permissible under Section 409A” means with respect to a particular action (such as, the grant, payment, vesting, settlement or deferral of an amount or award under the Plan) that such action shall not subject the compensation at issue to be subject to the additional tax or interest applicable under Section 409A.

2.32           “Plan” means the Precision Aerospace Components, Inc 2011 Omnibus Incentive Plan, as set forth in this document as it may be amended from time to time.

2.33           “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.34           “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.35           “RSU” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.36           “RSU Award” means an Award granted pursuant to Article VIII.

2.37           “SAR” means a stock appreciation right granted under the Plan pursuant to Article VI.

2.38           “Section 409A”  means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.39           “Stock” means the common stock of the Company, $0.01 par value per share (or such other par value as may be designated by act of the Company’s stockholders).  In addition, for purposes of the Plan and the Awards, the term Stock shall also be deemed to include any rights to purchase (“Rights”) any junior participating preferred stock of the Company that may then be trading together with the Stock as provided in any agreement entered into by the Company relating to the Rights.

2.40           “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.41           “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1           Eligibility.  The persons who are eligible to receive Awards under the Plan other than Annual Incentive Awards are Employees and Directors.  The persons who are eligible to receive Annual Incentive Awards under the Plan are executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company.

3.2           Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the Employees and Directors to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1           Authority to Grant Awards.  The Committee may grant Awards to those key Employees and Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan.  Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

4.2           Dedicated Shares; Maximum Awards.

(a)           Number of Shares of Stock Dedicated under the Plan for Awards.

(i)           The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is the greater of 550,000 shares or twenty percent of the highest total number of the Company’s common shares at any time outstanding.

(ii)           The aggregate number of shares of Stock with respect to which Full Value Awards may be granted under the Plan is the greater of 550,000 shares or twenty percent of the highest total number of the Company’s common shares at any time outstanding.

(b)           Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)           The maximum number of shares of Stock with respect to which Options may be granted to an Employee during a Fiscal Year is 258,000.

(ii)           The maximum number of shares with respect to which SARs may be granted to an Employee during a Fiscal Year is 258,000.

(iii)           The maximum aggregate number of shares of Stock with respect to which Restricted Stock and Performance Stock Awards may be granted to a Participant during a Fiscal Year is 258,000.

(iv)           The maximum number of shares of Stock with respect to which Performance Unit Awards payable in Stock may be granted to an Employee during a Fiscal Year is 258,000.

(v)           The maximum value of cash with respect to which Performance Unit Awards payable in cash may be granted to an Employee during a Fiscal Year, determined as of the dates of Grants of the Performance Unit Awards, is $500,000.

(vi)           The maximum amount that may be paid to an Employee under Annual Incentive Award(s) granted to an Employee during a Fiscal Year is $500,000.

(c)           Share Usage.  Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.  The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XIII; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules.  If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.  If shares of Stock are tendered in payment of an Option Price of an Option, such shares of Stock will not be added to the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.  To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.  When a SAR is settled in shares of Stock, the number of shares of Stock subject to the SAR under the SAR Award Agreement will be counted against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

4.3           Assignment and Transfer. The rights and interests of a Holder under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Holder, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, grant stock options to one or more executive officers or nonemployee directors of the Company (or amend existing stock options) on terms that permit the stock options to be transferred by any such executive officer or nonemployee director, for estate planning purposes, to (a) the executive officer's or nonemployee director's spouse, children, grandchildren, parents, siblings, stepchildren, step-grandchildren or in-laws ("Family Members"), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee. The terms and conditions applicable to the transfer of any such stock options shall be established by the Committee, in its discretion but consistent with this Section 4.3, and shall be contained in the applicable stock option agreement (or an amendment thereto) between the Company and the executive officer.

4.4           Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority.  Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law.  The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision.  In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.  The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5           Changes in the Company’s Capital Structure.

(a)           The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)           If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c)           If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1)           accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2)           require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3)           with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4)           provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5)           make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

Any adjustment effected by the Committee under Section 4.5 shall be designed to provide the Holder with the intrinsic value of his or her Award, as determined prior to the Corporate Change, or, if applicable, equalize the Fair Market Value of the Award before and after the Corporate Change.

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d)           In the event of changes in the outstanding Stock by reason of  recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e)           After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f)           The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

4.6           Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer or General Counsel of the Company.  Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer or General Counsel of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.7           Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company.  The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes.  No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.8           Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9           Award Agreements.  Each Award shall be embodied in a written agreement that shall be subject to the terms and conditions of the Plan.  The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee.  The Award Agreement may specify the effect of a Change in Control of the Company on the Award.  The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.10           Amendments of Award Agreements.  The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan.  However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent.  Except as specified in Section 4.5(b), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

   4.11           Rights as Stockholder.  A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, an RSU, a Performance Stock Unit, or an Other Stock-Based Award until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

   4.12           Issuance of Shares of Stock.  Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

  4.13           Restrictions on Stock Received.  The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

  4.14           Compliance With Section 409A.  Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A.

ARTICLE V

OPTIONS

5.1           Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2           Option Agreement.  Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

5.3           Option Price.  The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted.  Subject to the limitations set forth in the preceding sentences of this Section 5.3, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.4           Duration of Option.  An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company.

5.5           Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.6           Exercise of Option. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written or electronic notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which any certificate representing such shares of Stock should be mailed.  For the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless or net exercise (if approved in advance by the Committee or an executive officer of the Company, and in such form as permitted by the Committee) or (c) any other form of payment which is acceptable to the Committee and permitted by applicable law.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1           Authority to Grant SAR Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2           General Terms.  Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the Stock on the date of grant of the SAR.

6.3           SAR Agreement.  Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.  The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.4           Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.5           Exercise of SAR.  A SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

6.6           Payment of SAR Amount.  Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of Stock on the date of exercise over the grant price of the SAR by the number of shares of Stock with respect to which the SAR is exercised.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.  The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7           Termination of Employment.  Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Termination of Employment.  Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1           Restricted Stock Awards.  The Committee may make Awards of Restricted Stock to eligible persons selected by it.  The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion.  If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2           Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3           Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award.  Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently.  Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock.  During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement.  Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

ARTICLE VIII

RESTRICTED STOCK UNIT AWARDS

8.1           Authority to Grant RSU Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion.  The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

8.2           RSU Award.  An RSU Award shall be similar in nature to a Restricted Stock Award except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement.  Each RSU shall have a value equal to the Fair Market Value of a share of Stock.

8.3           RSU Award Agreement.  Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4           Dividend Equivalents.  An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5           Form of Payment Under RSU Award.  Payment under an RSU Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

8.6           Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

ARTICLE IX

PERFORMANCE STOCK AWARDS AND PERFORMANCE UNIT AWARDS

9.1           Authority to Grant Performance Stock Awards and Performance Unit Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.  The amount of, the vesting and the transferability restrictions applicable to any Performance Stock Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine.  If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate.  The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

9.2           Performance Goals.  A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met.  The Performance Goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Goals, which may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following:  earnings per share, total stockholder return, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, stockholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions and cost ratios (per employee or per customer), or the achievement of specified milestones or the completion of specified projects identified as contributing substantially to the Company’s success or value or the attainment of the Company’s strategic goals.  Goals may also be based on performance relative to a peer group of companies.  Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).  In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.  Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.  Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

9.3           Time of Establishment of Performance Goals.  With respect to an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

9.4           Written Agreement.  Each Performance Stock Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.5           Form of Payment Under Performance Unit Award.  Payment under a Performance Unit Award shall be made in cash and/or shares of Stock as specified in the Holder’s Award Agreement.

9.6           Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

9.7           Holder’s Rights as Stockholder With Respect to a Performance Stock Award.  Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

9.8           Increases Prohibited.  None of the Committee or the Board may increase the amount of compensation payable under a Performance Stock or Performance Unit Award.  If the time at which a Performance Stock or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

ARTICLE X

ANNUAL INCENTIVE AWARDS

10.1           Authority to Grant Annual Incentive Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Annual Incentive Awards under the Plan to key executive Employees who, by the nature and scope of their positions, regularly directly make or influence policy decisions which significantly impact the overall results or success of the Company in such amounts and upon such terms as the Committee shall determine.  The amount of any Annual Incentive Awards shall be based on the attainment of such Performance Goals as the Committee may determine.

10.2           Covered Employees.  The Performance Goals upon which the payment or vesting of an Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation must meet the requirements of Sections 9.2, 9.3, 9.8 and 9.9 as applied to such Annual Incentive Award.  In interpreting Plan provisions applicable to Performance Goals with respect to Covered Employees, it is intended that the Plan will generally conform with the standards of section 162(m) of the Code and Treasury Regulations section 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions to the extent the Award is intended to qualify as Performance-Based Compensation as described under section 162(m) of the Code.  Prior to the payment of any compensation to a Covered Employee based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.

10.3           Written Agreement.  Each Annual Incentive Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

10.4           Form of Payment Under Annual Incentive Award.  Payment under an Annual Incentive Award shall be made in cash.

10.5           Time of Payment Under Annual Incentive Award. A Holder’s payment under an Annual Incentive Award shall be made at such time as is specified in the applicable Award Agreement.  The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Annual Incentive Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

10.6           Increases Prohibited.  None of the Committee or the Board may increase the amount of compensation payable under an Annual Incentive Award.  If the time at which an Annual Incentive Award will be paid is accelerated for any reason, the amount payable under the Annual Incentive Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1           Authority to Grant Other Stock-Based Awards.  The Committee may grant to eligible persons other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.2           Value of Other Stock-Based Award.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee.

11.3           Payment of Other Stock-Based Award.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

11.4           Termination of Employment.  The Committee shall determine the extent to which a Holder’s rights with respect to Other Stock-Based Awards shall be affected by the Holder’s Termination of Employment.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan

ARTICLE XII

CASH-BASED AWARDS

12.1           Authority to Grant Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

12.2           Value of Cash-Based Award.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

12.3           Payment of Cash-Based Award.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

12.4           Termination of Employment.  The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Termination of Employment.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

ARTICLE XIII

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Employees, or whose employer is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company.  The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.

ARTICLE XIV

ADMINISTRATION

14.1           Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board.  The members of the Committee shall serve at the discretion of the Board.  The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

14.2           Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan.  A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.  Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.  No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.  In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities to i) determine the persons to whom and the time or times at which Awards will be made; ii) determine the number and exercise price of shares of Stock covered in each Award subject to the terms and provisions of the Plan; iii) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; iv) accelerate the time at which any outstanding Award will vest; v) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and vi) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.  As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 14.2.  The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

14.3           Decisions Binding.  All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, its Affiliates, Holders and the estates and beneficiaries of Holders.

14.4           No Liability.  Under no circumstances shall the Company, its Affiliates, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, an Affiliate’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XV

AMENDMENT OR TERMINATION OF PLAN

15.1           Amendment, Modification, Suspension, and Termination.  Subject to Section 15.2, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

15.2           Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XVI

MISCELLANEOUS

16.1           Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan.  No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

16.2           No Employment Obligation.  The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder.  The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

16.3           Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award.  In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation.  The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of shares of Stock in the manner specified herein.  If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation.  The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation.  Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 16.3.  The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such shares of Stock shall terminate.  The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions.  Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

16.4           Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

16.5           Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.6           Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

16.7           Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

16.8           Retirement and Welfare Plans.  Neither Awards made under the Plan nor shares of Stock or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

16.9           Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

16.10           Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.11           Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.12           Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to vii)obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and viii)completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

16.13           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

16.14           Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

16.15           Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to ix)determine which Affiliates shall be covered by the Plan; x)determine which persons employed outside the United States are eligible to participate in the Plan; xi)amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; xii)establish sub-plans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable—any sub-plans and modifications to Plan terms and procedures established under this Section 16.15 by the Committee shall be attached to the Plan document as Appendices; and xiii)take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Exchange Act of 1934, as amended, the Code, any securities law or governing statute or any other applicable law.

16.16           Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association.  The arbitration shall be final and binding on the parties.

16.17           Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be construed and governed under the laws of the State of Delaware, other than the choice of law provisions thereof.

CERTIFICATE

The undersigned, officer of Precision Aerospace Components, Inc (the “Company”), certifies that the board of directors of the Company adopted and approved the 2011 Omnibus Incentive Plan on the ____ day of _________________ 2011 and the stockholder(s) of the Company adopted and approved the 2011 Omnibus Incentive Plan on the ____ day of _________________ 2011.

WITNESS my hand this ____ day of _________________ 2011.

Andrew S. Prince
Chief Executive Officer and President

CERTIFICATE

The undersigned, officer of Precision Aerospace Components, Inc (the “Company”), certifies that the board of directors of the Company adopted and approved the 2011 Omnibus Incentive Plan on the ____ day of _________________ 2011, the stockholder(s) of the Company adopted and approved the 2011 Omnibus Incentive Plan on the ____ day of _________________ 2011, and the public stockholders of the Company adopted and approved the Plan the 2011 Omnibus Incentive Plan, for section 162(m) purposes, on the ____ day of _________________ 2011.

WITNESS my hand this ____ day of _________________ 200__.

Andrew S. Prince
Chief Executive Officer and President